                                                                    EXHIBIT 99.9

                              COPYRIGHT ASSIGNMENT

      THIS COPYRIGHT ASSIGNMENT ("Assignment") is made the 21st day of January, 2005, and is entered into by and between Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales ("Purchaser"), and Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"). Each of the foregoing parties is referred to herein individually as a "Party" and together as the "Parties."

                                   RECITALS:

      WHEREAS each Seller is the sole and exclusive owner of all rights in and to the original U.S., Canadian, and foreign registered and unregistered copyright works (including rights in computer software and databases and all documentation relating to the same) rights of publicity and all registrations and applications to register the same as listed in Annex A hereto (the "Assigned Copyrights"), and Sellers and Purchaser have agreed that the Purchaser is to acquire all of Sellers' right, title and interest in and to the Assigned Copyrights,

      NOW, THEREFORE, each Seller has entered into this Assignment to acknowledge and confirm that the ownership of the Assigned Copyrights is vested in such Seller and to assign its interest in the same to the Purchaser.

      IT IS AGREED as follows:

      1.    Assignment.

      1.1 Each Seller as the sole and exclusive owner of the applicable Assigned Copyrights hereby irrevocably sells, assigns, transfers, conveys and delivers to Purchaser and its successors and assigns, and Purchaser hereby purchases and accepts from Sellers, all of Sellers' right, title and interest in and to the Assigned Copyrights including without limitation all renewals, extensions and reversions of the same and the right to sue and recover damages and other remedies for past infringements of the same and all right title and interest in and to any physical embodiment of the Assigned Copyrights (including in relation to computer software all source codes).

      1.2 To the extent that any of the rights to be assigned under Clause 1.1 above are not wholly or validly assigned to the Purchaser, the applicable Seller shall hold them on trust for the full and exclusive benefit of the Purchaser.

      2. Cooperation and Recordation. Each Seller hereby agrees to cooperate with Purchaser as reasonably necessary and to execute any further documents and/or deeds and do any such things as the Purchaser may require to give full effect to and perfect the rights of Purchaser in the Assigned Copyrights and/or the benefit of this Assignment. The Parties agree that Purchaser may record this Assignment in the United States Copyright Office, Canadian

                                                            Copyright Assignment

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Intellectual Property Office, and the equivalent governmental authority in any jurisdiction applicable to the Assigned Copyrights, and take any other necessary action, to effect the transfer of rights contemplated herein. Purchaser shall be responsible for all reasonable expenses and costs associated therewith. Purchaser shall be responsible for all reasonable expenses and costs associated therewith. Seller hereby authorizes and requests that the Registrar of Copyrights of the United States, and the equivalent governmental authority in any jurisdiction applicable to the Assigned Copyrights, issue to, and record in the name of, Purchaser all right, title, and interest in and to the Assigned Copyrights. Seller will deliver up to Purchaser all documents, materials and/or other media which may be in the Sellers' possession, power or control and which comprises or contains any part of or information in relation to the Assigned Copyrights (including all attorney's files and papers) with thirty (30) business days after execution of this Agreement, and each Seller undertakes to take such action as the Purchaser may reasonably require to assist the Purchaser in bringing or defending any proceedings relating to the Assigned Copyrights.

      3. Moral Rights. Each Seller irrevocably and unconditionally waives and has procured or shall procure from all employees and third parties who have created works for or on behalf of such Seller in relation to the MCK business the irrevocable and unconditional waiver of all their moral rights in such works.

      4. Miscellaneous. This Assignment shall be governed by, and interpreted in accordance with, the laws of England and Wales, without reference to its conflict of laws rules. Any provision of this Assignment may only be amended, modified, waived or supplemented in whole or in part at any time by an agreement in writing among the Parties executed in the same manner as this Assignment. No failure on the part of any Party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either Party of any right preclude any other or future exercise thereof or the exercise of any other right. This Assignment shall bind and inure to the benefit of the respective Parties and their assigns, transferees and successors. It is intended by the Parties that this Assignment shall be effected as a deed and may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

                                                            Copyright Assignment

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      IN WITNESS WHEREOF, the Parties have caused this Copyright Assignment to be executed and delivered as a deed on the date first written above by their respective officers thereunto duly authorized.

SELLERS:

Executed as a deed by                               Executed as a deed by
VERSO TECHNOLOGIES, INC. in accordance              MCK COMMUNICATIONS, INC. (NV) in
with its Articles of Incorporation                  accordance with its Articles of Incorporation

By: /s/ Juliet M. Reising                          By: /s/ Juliet M. Reising
    -------------------------------                     ------------------------------
Name: Juliet M. Reising                            Name:  Juliet M. Reising
      -----------------------------                        ----------------------------
Title: Executive Vice President and
       Chief Financial Officer                     Title:  Vice President
       ----------------------------                         ---------------------------
Executed as a deed by                               Executed as a deed by
MCK COMMUNICATIONS, INC. (DE) in                    MCK TELECOMMUNICATIONS INC. in
accordance with its Certificate of Incorporation    accordance with its Articles of Incorporation

By: /s/ Juliet M. Reising                           By: /s/ Juliet M. Reising
    ------------------------------                      ------------------------------
Name: Juliet M. Reising                             Name: Juliet M. Reising
      ----------------------------                        ----------------------------
Title: Vice President                               Title: President
       ---------------------------                         ---------------------------
Executed as a deed by
DIGITAL TECHNIQUES, INC. in accordance with
its Articles of Incorporation

By: /s/ Juliet Reising
    ------------------------------
Name: Juliet Reising
      ----------------------------
Title: Vice President
       ---------------------------
PURCHASER:

Executed as a deed by
CITEL TECHNOLOGIES LIMITED in accordance with its constitution

Acting by:
/s/ Michael Joseph Robinson
-----------------------------------
      Director

/s/ Nicholas G. Gretton
-----------------------------------
      Director / Secretary

                                                            Copyright Assignment

                                     ANNEX A

                               ASSIGNED COPYRIGHTS

Computer Software:

                     DESCRIPTION                                        LOCATION
Current (1 year) SW builds of all M2 branches          cgy01-fnp01/Departments/Engineering/QABuilds

All SW builds for Non M2 products                      cgy01-fnp01/Departments/Engineering/Software/Products

Version Software Control Repository                    cgy01-fnp01/Departments/Engineering/CVS

Firmware for all MCK Products                          cgy01-fnp01/Departments/Engineering/Hardware/fpga-pld

Firmware for all DTI Products                          ndm01-fnp01/Backup/DalNT/Engineering/Design

PCB fab information for all MCK products               cgy01-fnp01/Departments/Engineering/Hardware/Projects

PCB fab information for all DTI products               ndm01-fnp01/Backup/DalNT/Engineering/Design

Control Management application for
products/AVL/Documentation                             dB1Server

Defect description/resolution in ClearQuest            cgy01-cqs02/DB

ISO 9001:2000 company Quality Management System        mcki

Design Milestone deliverables                          cgy01-fnp01/Departments/Projects/MCKgate/Products

User Documentation (MCK)                               cgy01-fnp01/Departments/Projects/User Documentation

User Documentation (DTI)                               Agile - dB1Server

Software Requirements and Use Case Analysis (MCK)      cgy01-fnp01/Departments/Engineering/Software/SDF

Software Design Documents (DTI)                        ndm01-fnp01/Backup/DalNT/Engineering/Design

Hardware Design Documents (MCK)                        cgy01-fnp01/Departments/Engineering/Hardware/HW_Doc/HDD

Hardware Design Documents (DTI)                        ndm01-fnp01/Backup/DalNT/Engineering/Design

Schematic and Component layouts (MCK)                  cgy01-fnp01/Departments/Engineering/Hardware/Projects

                                                            Copyright Assignment

Schematic and Component layouts (DTI)                  ndm01-fnp01/Backup/DalNT/Engineering/Design

EMI, EMC and Safety Reports (MCK and DTI)              Calgary Office - File Cabinets

Back-up tapes of nightly changes and complete weekly   Calgary Office - IT File Cabinets

Back-up tapes of complete monthly                      Dean Swanson - Home

                                                            Copyright Assignment